UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 14, 2000
                                                         ----------------


                        Convergence Communications, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Nevada                                 00-21143                  87-0545056
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(State or other jurisdiction       (Commission File             (IRS Employer
of incorporation)                       Number)              Identification No.)



            102 West 500 South, Suite 320, Salt Lake City, Utah 84101
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 328-5618
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



Item 5  Other Events.

         On January 14, 2000, Convergence Communications, Inc. (the "Company") held its annual stockholders meeting. At the meeting, the stockholders (1) approved an amendment to the Company's Articles of Incorporation to increase the maximum number of board members from nine to ten, (2) ratified and approved the appointment of Deloitte & Touche, L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1999, and (3) elected Mario
L. Baeza and Norberto Corredor and Troy D'Ambrosio as Class II directors, and Peter Schiller, George Sorenson, Salomon Magan and Alfonso Bahamonde as Class III directors.

         The Company filed the amendment to its Articles of Incorporation to increase the number of directors to ten with the Secretary of State of the State of Nevada on January 20, 2000.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired. Not applicable.
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         (b)  Pro Forma Financial Information.  Not applicable.
              --------------------------------

         (c)   Exhibits.  Not applicable.
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                                   CONVERGENCE COMMUNICATIONS, INC.

                                           /s/
                                   ---------------------------------------------
                                   By:  Jerry Slovinski, Chief Financial Officer
                                   Dated:  January 21, 2000